UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 4, 2022

Edesa Biotech, Inc.

(Exact Name of Registrant as Specified in its Charter)

British Columbia, Canada	001-37619	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Spy Court Markham, Ontario, Canada L3R 5H6
(Address of Principal Executive Offices)

(289) 800-9600

Registrant’s telephone number, including area code

N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Shares	EDSA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 4, 2022, Edesa Biotech, Inc. (the “Company”) and RBC Capital Markets, LLC (“RBCCM”), entered into an amendment (the “Amendment”) to that certain Equity Distribution Agreement, dated November 22, 2021, by and between the Company and RBCCM (as so amended, the “Amended Distribution Agreement”). Prior to March 4, 2022, the Company has sold an aggregate of 487,228 common shares of the Company, no par value per share (the “Common Shares”) for an aggregate purchase price of $2,500,069 through RBCCM under the Amended Distribution Agreement. Pursuant to the Amended Distribution Agreement, the Company may offer and sell from time, through RBCCM as sales agent and/or principal, additional Common Shares having an aggregate offering price of up to $15.4 million.

The above description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

A copy of the legal opinion and consent of Fasken Martineau DuMoulin LLP relating to the legality of the Common Shares that may be issued pursuant to the Amended Distribution Agreement is attached as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	First Amendment to Equity Distribution Agreement, dated as of March 4, 2022, by and between Edesa Biotech, Inc. and RBC Capital Markets, LLC.
5.1	Opinion of Fasken Martineau DuMoulin LLP regarding legality of the Common Shares.
23.1	Consent of Fasken Martineau DuMoulin LLP (included in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Edesa Biotech, Inc.

Date: March 4, 2022	By:	/s/ Kathi Niffenegger
	Name:	Kathi Niffenegger
	Title:	Chief Financial Officer